THIS WARRANT AND THE WARRANT SHARES ISSUABLE UPON THE
EXERCISE HEREOF (THE "WARRANT SHARES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 UNDER THE ACT. THE WARRANT SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) IN COMPLIANCE WITH THE RESALE LIMITATIONS OF RULE 144 UNDER THE ACT, OR (iii) PURSUANT TO AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUBJECT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, STATING THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SAID SALE, OFFER OR TRANSFER.

                           THE WARRANT SHARES ARE SUBJECT TO AN AGREEMENT
BETWEEN THE COMPANY AND THE HOLDER DATED JANUARY 3, 2000, REGARDING THE SALE, ASSIGNMENT AND TRANSFER OF THE WARRANT SHARES. A COPY OF SUCH AGREEMENT IS AVAILABLE, WITHOUT CHARGE, FROM THE SECRETARY OF THE COMPANY.



January 3, 2000                                 Number of Shares: 1,178,892


                               HOLLYWOOD.COM, INC.

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK
                   ------------------------------------------


         FOR VALUE RECEIVED, HOLLYWOOD.COM, INC., a Florida corporation (the "Company"), hereby certifies that CBS CORPORATION, a Pennsylvania corporation ("CBS") is entitled, upon the terms and subject to the conditions contained herein, to purchase from the Company One million, one hundred seventy-eight thousand eight hundred and ninety-two (1,178,892) duly issued, fully paid and non-assessable shares of Common Stock (as defined below) of the Company, subject to adjustment, as provided herein, at the exercise price (the "Exercise Price") set forth in Section 1.1 of that certain Stock Purchase Agreement dated August 26, 1999, between CBS and the Company (the "Stock Purchase Agreement").

         The term "Common Stock" means the Common Stock, par value $.01 per share, of the Company as constituted on the date hereof. The number of shares of Common Stock to be received upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as "Warrant Shares."

         1. Exercise of Warrant. This Warrant may be exercised, in whole or in part, at any time prior to the earlier of (i) the second anniversary of the date hereof and (ii) the consummation by the Company of its first underwritten, registered public offering of Common Stock next following the date hereof. This Warrant will terminate and be of no further force and effect upon the earlier of the dates set forth in clause (i) and (ii) above. This Warrant shall be deemed duly and properly exercised only upon presentation and surrender by the holder hereof to the Company at its principal offices (which offices on the date hereof are situated at 2255 Glades Road, Suite 237W, Boca Raton, Florida 33431), or at the office of the Company's transfer agent for the Common Stock (which transfer agent on the date hereof is the American Stock Transfer and Trust Company and whose principal offices are situated at 40 Wall Street, New York, NY 10005), with the Warrant Exercise Form attached hereto properly completed signed and dated, and together with payment in full of the Exercise Price specified in Section 1.1 of the Stock Purchase Agreement. Upon presentation and surrender of the Warrant together with payment in full of the Exercise Price as aforesaid, CBS shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company may then be closed or that certificates representing such Warrant Shares may not then be actually delivered to CBS. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issuance or delivery of Warrant Shares upon exercise of this Warrant. Certificates for the Warrant Shares purchased upon exercise of this Warrant shall be delivered to CBS or its permitted assignee (pursuant to Section 12) within a reasonable time, not exceeding 10 days after said exercise.

         2. Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant, all Warrant Shares and other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free and clear of all preemptive rights, taxes, liens and other charges. The Company will take all actions as may be necessary to assure that the Warrant Shares issuable upon exercise hereof may be issued without violation of any applicable law or regulation, or of any requirement of any domestic securities exchange upon which any capital stock of the Company may then be listed or admitted to unlisted trading privileges (including, without limitation, obtaining any requisite approval of the Company's stockholders).

         3. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant, but the Company shall pay CBS an amount equal to the fair market value of such fractional share in lieu of each fraction of a share otherwise so issuable as determined by the Board of Directors in good faith.

         4. Exchange of Warrants. This Warrant is exchangeable, without expense, at the option of CBS, upon presentation and surrender hereof to the Company or the transfer agent for the Common Stock for Warrants of smaller denominations, entitling CBS to purchase in the aggregate the same number of Warrant Shares purchasable upon the exercise of this Warrant.

         5. Intentionally omitted.

         6. Anti-Dilution Provisions

                  6.1 Adjustment for Recapitalization. If the Company shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its shareholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased. If the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or other combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustments pursuant to this Section 6.1 shall be effective at the close of business on the effective date of such subdivision or combination or, if any adjustment is the result of a stock dividend or distribution, then the effective date for such adjustment shall be the record date established by the Company therefor.

                  6.2 Adjustment for Reorganization, Consolidation, Merger, Etc.

                           (a) In case of any capital reorganization of the
Company (or any other corporation, the securities of which are at the time receivable upon the exercise of this Warrant) after the date hereof or in case after the date hereof the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, in each such case, CBS thereafter shall be entitled to receive upon the exercise of this Warrant the kind and amount of securities, cash or other property which it would have owned or been entitled to receive immediately after consummation of such capital reorganization, consolidation, merger or conveyance had this Warrant been exercised immediately prior to the effective time of such capital reorganization, consolidation, merger or conveyance, and, in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions of this Section 6.2 with respect to the relative rights and interests thereafter of CBS to the end that such provisions thereafter shall correspondingly be made applicable, as nearly as reasonably may be practicable, in relation to any shares of capital stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

                           (b) If the Company shall consolidate with or merge
into another corporation, and shall not be the surviving corporation, or shall convey all or substantially all of its assets to another corporation, then, and in each such case, the Company, as a condition of the closing of such transaction, shall require that the surviving corporation or the corporation that shall have received substantially all of the Company's assets, expressly assume the obligations of the Company under this Warrant in a form reasonably satisfactory to CBS.

                  6.3 No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, issuance or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of CBS against impairment. Without limiting the generality of the foregoing, while this Warrant is outstanding, the Company will not permit the par value, if any, of the Warrant Shares to be greater than the amount payable therefor upon such exercise.

                  6.4 Certificate as to Adjustments. In each case of an adjustment in the number of Warrant Shares receivable upon the exercise of this Warrant, the Company, at its expense, will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate executed by the chief financial officer of the Company setting forth such adjustment and showing in reasonable detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to CBS at the address set forth in Section 11 hereof. The failure of CBS to object in writing to such certificate of adjustment within 10 days after receipt thereof shall constitute approval thereof by CBS.

                  6.5 Certain Other Distributions. If at any time Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of:

                           (a) cash (other than a cash distribution or dividend
payable out of earnings or earned surplus legally available for the payment of dividends under the laws of the jurisdiction of incorporation of the Company);

                           (b) any evidences of its indebtedness, any shares of
the Company's capital stock or any other property of any nature whatsoever; or

                           (c) any warrants or other rights to subscribe for or
purchase any evidences of the Company's indebtedness, any shares of its capital stock or any other securities or property of any nature whatsoever, then, and in each such case, if this Warrant remains outstanding, the Company shall mail or cause to be mailed to CBS a notice specifying the date on which a record is to be taken for the purpose of such dividend or distribution, and stating the amount and character of such dividend, distribution or right. Such notice shall be mailed at least 15 days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant.

         7. Restrictions on Warrant Shares. The Warrant Shares may not be offered, sold, transferred or otherwise disposed of unless such transactions are registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or unless such transactions are effected pursuant to available exemptions from such registration, provided that CBS delivers to the Company an opinion of counsel satisfactory to the Company confirming the availability of such exemption.

         8. Legend.

                  8.1 Unless the Warrant Shares have been registered under the Securities Act, upon exercise of this Warrant and the issuance of any of the Warrant Shares, all certificates representing such securities shall bear on the face thereof substantially the following legend:

                                            THE SECURITIES REPRESENTED BY THIS
                  CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 UNDER THE ACT. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED, EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) IN COMPLIANCE WITH THE RESALE LIMITATIONS OF RULE 144 UNDER THE ACT, OR (iii) PURSUANT TO AN APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUBJECT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, STATING THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SAID SALE, OFFER OR TRANSFER.

                  8.2 As may be required by that certain Investors' Rights Agreement of even date herewith by and between CBS and the Company, all certificates representing the Warrant Shares shall bear on the face thereof substantially the following legend:

                                            THE SECURITIES REPRESENTED BY THIS
                  CERTIFICATE ARE SUBJECT TO AN AGREEMENT BETWEEN THE COMPANY AND CBS DATED AS OF AUGUST 26, 1999, REGARDING THE SALE, ASSIGNMENT AND TRANSFER OF THESE SECURITIES. COPIES OF SUCH AGREEMENT ARE AVAILABLE, WITHOUT CHARGE, FROM THE SECRETARY OF THE COMPANY.

         9. No Rights or Liabilities as Stockholder. This Warrant does not by itself entitle CBS to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by CBS to purchase Warrant Shares upon exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of CBS shall, by itself, cause CBS to be a stockholder of the Company for any purpose.

         10. Amendment; Waiver. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and CBS. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon CBS and the Company.

         11. Notices. All notices required hereunder shall be in writing and shall be deemed given when telegraphed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, as follows:

                           if to the Company, to:

                           Hollywood.com, Inc.
                           2255 Glades Road, Suite 237 W
                           Boca Raton, FL  33431-7383
                           Attention:  Mitchell Rubenstein, Chief Executive Officer

                           with a copy to:

                           Hollywood.com, Inc.
                           2255 Glades Road, Suite 237 W
                           Boca Raton, FL  33431-7383
                           Attention: W. Robert Shearer, General Counsel

                                       5

                           with a copy (which shall not constitute notice pursuant to this Section 11) to:

                           Greenberg Traurig
                           The MetLife Building
                           200 Park Avenue
                           New York, NY  10166
                           Attention:  Clifford E. Neimeth, Esq.

                           if to CBS, to:

                           CBS Corporation
                           51 West 52nd Street
                           New York, NY  10019
                           Attention: Fredric G. Reynolds, Executive Vice President and
                                           Chief Financial Officer

                           with a copy to:

                           CBS Corporation
                           51 West 52nd Street
                           New York, NY 10019
                           Attention: Louis J. Briskman, Executive Vice President
                                           and General Counsel


         12. Assignment. This Warrant, and the rights of CBS hereunder, are not assignable by CBS except to a subsidiary of CBS; provided that such subsidiary is an affiliate of CBS (within the meaning of Rule 12b-2 under the Exchange Act) that owns interests in multiple Internet businesses. Any attempted assignment in violation of this Section 12 shall be null and void.

         13. Lost or Destroyed Certificate. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification or the posting of bond, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

         14. Applicable Law. This Warrant shall be governed in all respects by the laws of the State of New York as such laws are applied to agreements between New York residents entered into and to be performed entirely in New York.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.


                                             Hollywood.com, Inc.


                                             By:  /s/ W. Robert Shearer
                                                  ---------------------
                                                  W. Robert Shearer
                                                  Senior Vice President
                                                  and General Counsel

                              WARRANT EXERCISE FORM


The undersigned hereby irrevocably elects to exercise its right under the attached Warrant to purchase ____________ shares of Common Stock of Hollywood.com, Inc., a Florida corporation, and hereby tenders
________________________ constituting full payment of the Exercise Price of the attached Warrant.



                                           ------------------------------------
                                           Signature


                                           ------------------------------------
                                           Date



                       INSTRUCTIONS FOR ISSUANCE OF STOCK
                       ----------------------------------



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